Exhibit 10.4

LETTER AMENDMENT NO. 3
Dated as of August 24, 2012
HSBC Bank USA, National Association
452 Fifth Avenue, 8th Floor
New York, NY 10018

Attention: Thomas Foley, Managing Director
Ladies and Gentlemen:
We refer to the 3-Year Letter of Credit Agreement dated as of May 6, 2005 (such 3-Year Letter of Credit Agreement, as heretofore amended, the "Letter of Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment No. 3 (this "Letter Amendment") have the same meanings as specified in the Letter of Credit Agreement.
It is hereby agreed by you and us that the Letter of Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
(a)The definition of "Termination Date" in Section 1.01 is hereby amended to read in its entirety as follows:
"Termination Date" means the first to occur of (i) September 30, 2014, (ii) the date the LC Issuer receives irrevocable written notice from the Company of the termination of its right to request Letters of Credit hereunder, or (iii) the date the obligation of the LC Issuer to issue Letters of Credit is terminated pursuant to Section 7.01 hereof.
(b)The definition of "Facility Amount" in Section 1.01 is hereby amended to read in its entirety as follows:
"Facility Amount" means $50,000,000 as such amount may be reduced or increased from time to time in accordance with this Agreement.
(c)Section 1.01 is amended by adding in appropriate alphabetical order the following definition:
"Amendment No. 3" means the Letter Amendment No. 3 dated as of August 24, 2012 to this Agreement.
(d)Schedule III listing the LC Subsidiaries is hereby amended and replaced in its entirety by Schedule III attached hereto.
(e)In accordance with the terms and conditions of Section 2.16, each LC Subsidiary listed in Schedule III hereby (i) agrees to be bound by all terms and provisions of the Letter of Credit Agreement relating to Letters of Credit to be issued for the account of such Subsidiary and (ii) delivers to the LC Issuer this Letter Amendment, which shall serve as the written consent of the Company assenting to the inclusion of such Subsidiary as an LC Subsidiary.

We hereby represent and warrant to you as follows:
(a)    The representations and warranties contained in Section 5.01 of the Letter of Credit Agreement (except for the representation and warranties contained in Sections 5.01(e) and (f) thereof), as amended by this Letter Amendment, are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Letter Amendment, as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date;
(b)    The Consolidated balance sheets of the Company and its Subsidiaries as of January 30, 2012, and the related Consolidated statements of income and retained earnings of the Company and its Subsidiaries for the Fiscal Year then ended, certified by Deloitte & Touche LLP, when taken as a whole fairly present the Consolidated financial condition of the Company and its Subsidiaries as at such date and the results of the operations of the Company and its Subsidiaries for the period ended on such date, all in accordance with GAAP;
(c)    Since January 30, 2012, there has been no Material Adverse Change; and
(d)    No event has occurred and is continuing, or would result from entering into this Letter Amendment, which constitutes an Event of Default or Default.
This Letter Amendment shall become effective as of the date first above written when, and only when, you shall have received counterparts of this Letter Amendment executed by the undersigned.
On and after the effectiveness of this Letter Amendment, each reference in the Letter of Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Letter of Credit Agreement, shall mean and be a reference to the Letter of Credit Agreement, as amended by this Letter Amendment.
The Letter of Credit Agreement, as specifically amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the LC Issuer under the Letter of Credit Agreement, nor constitute a waiver of any provision of the Letter of Credit Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Jennifer Cho’s attention at 2 Folsom, San Francisco, CA 94105.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or other electronic transmission (i.e., a "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
[Remainder of Page Intentionally Left Blank]

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
THE GAP, INC.
By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Vice President and Treasurer
BANANA REPUBLIC, LLC
By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Vice President and Treasurer
GAP (CANADA) INC.
By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Vice President and Treasurer
GAP (FRANCE) S.A.S.
By    /s/ Lisa D. Mertens
    Name: Lisa D. Mertens
    Title: President
GAP (JAPAN) K.K.
By    /s/ Jennifer Cho
    Name: Jennifer Cho    Title: Director
GAP (NETHERLANDS) B.V.
By    /s/ Lisa D. Mertens
    Name: Lisa D. Mertens
    Title: Director
GPS CONSUMER DIRECT, INC.

By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Vice President and Treasurer

GPS (GREAT BRITAIN) LIMITED
By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Director

OLD NAVY (CANADA) INC.
By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Vice President and Treasurer

GAP STORES (IRELAND) LIMITED
By    /s/ Lisa D. Mertens
    Name: Lisa D. Mertens
    Title: Director

GAP EUROPE LIMITED
By    /s/ Jennifer Cho
    Name: Jennifer Cho
    Title: Director

The entities listed on this page will become LC Subsidiaries upon the execution of this Letter Amendment:

GAP LIMITED

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Director

OLD NAVY, LLC

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Vice President and Treasurer

GPS STRATEGIC ALLIANCES LLC

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Vice President and Treasurer

GAP INTERNATIONAL SALES, INC.

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Vice President and Treasurer

ATHLETA, INC.

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Vice President and Treasurer

GAP (UK HOLDINGS) LTD.

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Director

GAP (SHANGHAI) COMMERCIAL CO., LTD.

By:	/s/ Thomas J. Lima
Name: Thomas J. Lima
Title: Director

The entities listed on this page will no longer be LC Subsidiaries upon the execution of this Letter Amendment:

FORTH & TOWNE LLC

By:	/s/ Jennifer Cho
Name: Jennifer Cho
Title: Vice President and Treasurer

GAP EUROPE HOLDINGS B.V.

By:	/s/ Lisa D. Mertens
Name: Lisa D. Mertens
Title: Managing Director of Gap (RHC) B.V.

Agreed as of the date first above written:
HSBC BANK USA, NATIONAL ASSOCIATION

By    /s/ Thomas Foley
    Name: Thomas Foley
    Title: Managing Director

SCHEDULE III
LC SUBSIDIARIES
Domestic LC Subsidiaries

	Entity	Jurisdiction	Percentage Wholly-Owned by Gap Inc.
1.	Banana Republic, LLC	Delaware	100%
2.	GPS Consumer Direct, Inc.	California	100%
3.	Old Navy, LLC	Delaware	100%
4.	GPS Strategic Alliances LLC	Delaware	100%
5.	Gap International Sales, Inc.	Delaware	100%
6.	Athleta, Inc.	Delaware	100%

Foreign LC Subsidiaries

	Entity	Jurisdiction	Percentage Wholly-Owned by Gap Inc.
1.	Gap (Canada) Inc.	Canada	100%
2.	Gap (France) S.A.S.	France	100%
3.	Gap (Japan) K.K.	Japan	100%
4.	Gap (Netherlands) B.V.	Netherlands	100%
5.	GPS (Great Britain) Limited	England and Wales	100%
6.	Old Navy (Canada) Inc.	Canada	100%
7.	Gap Stores (Ireland) Limited	Ireland	100%
8.	Gap Europe Limited	England and Wales	100%
9.	Gap Limited	Hong Kong	100%
10.	Gap (UK Holdings) Ltd.	England and Wales	100%
11.	Gap (Shanghai) Commercial Co., Ltd.	China	100%